Exhibit 99.1 White Mountains Insurance Group, Ltd. Annual Investor Meeting – June 8, 2018

Forward-Looking Statements Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s: (i) change in adjusted book value per share or return on equity; (ii) business strategy; (iii) financial and operating targets or plans; (iv) incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves; (v) projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; (vi) expansion and growth of its business and operations; and (vii) future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: (i) the risks factors set forth in our Form 10-K filed on February 28, 2018; (ii) business opportunities (or lack thereof) that may be presented to it and pursued; (iii) actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; (iv) the continued availability of capital and financing; (v) general economic, market or business conditions; (vi) competitive forces, including the conduct of other insurers; (vii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; (viii) an economic downturn or other economic condition adversely affecting its financial position; (ix) other factors, most of which are beyond White Mountains’s control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise. 1

Notes and Non-GAAP Financial Measures Notes Management has adjusted certain amounts within this presentation. Management believes that the adjusted amounts are useful in depicting and evaluating the company’s financial condition and performance. The adjusted amounts are noted and described on p. 39 in the Appendices. Non-GAAP Financial Measures Management believes the non-GAAP measures included in this presentation to be useful in evaluating the Company’s financial position and performance. The following non-GAAP financial measures, and the page number that each is first quantified, are reconciled to their most closely comparable GAAP financial measure: (i) Growth in Adjusted Book Value Per Share (ABVPS) (p.4) and ABVPS transaction gains (p.6); (ii) Total return on investment portfolio (p.4), fixed income return (p.20) and equity return (p.20); (iii) Equity exposure (p. 19); (iv) Owners’ Capital Per Share (p.22); (v) BAM total premiums (p.24) and BAM total pricing (p.26); (vi) MediaAlpha adjusted EBITDA (p.28); and (vii) NSM Bank EBITDA (p.34). Please see p. 40-48 in the Appendices for a reconciliation of each non-GAAP measure to its most closely comparable GAAP financial measure. Electronic Copy of Presentation An electronic copy of this presentation can be found at our website: www.whitemountains.com 2

Introductions  WTM Board of Directors  WTM Senior Team  Senior Teams of: – BAM – MediaAlpha – PassportCard / DavidShield – NSM – Kudu 3

Performance Recap Quarter Year ended ended ($ in millions, unless otherwise stated) 2015 2016 2017 1Q18 Growth in ABVPS 5% 13% 16% -1% Total return on investment portfolio 5% 3% 7% -1% Transaction gains $ 259 $ 559 $ 560 $ - Post OneBeacon distributions, cumulative $ - $ - $ 726 $ 1,231 [1] Post OneBeacon deployments, cumulative $ - $ - $ 273 $ 548[1] 4

Track Record vs. S&P 500 Return period ended December 31, 2017 Since WTM 1-year 5-year 10-year 20-year IPO (1985) WTM – ABVPS 16.1% 9.4% 7.7% 12.3% 13.9% S&P 500 21.8% 15.8% 8.5% 7.2% 11.0% 5

OneBeacon Transaction Recap  Announced all-cash transaction with Intact Financial on May 2, 2017; closed September 28, 2017  Sale price of $18.10 per share, or 1.7x tangible book value  $1.7 billion in total consideration; $1.3 billion to WTM  WTM ABVPS gain of $150  WTM return of 2.5x invested capital and 14% after-tax IRR (over 16-year hold) 6

Operating Asset Sales WTM WTM Closing Price/ ABVPS proceeds date TBV gain ($ billions) IRR Symetra 1Q16 1.6x $43 $0.7 15% Sirius Group 2Q16 1.3x $90 $2.6 11% Tranzact 3Q16 n/a $16 $0.2 35% OneBeacon 3Q17 1.7x $150 $1.3 14% Total $299 $4.2[2] 7

Post OneBeacon: Snapshot – March 31, 2017 September 30, 2015 March 31, 2017 (Actual) (Adjusted for OB transaction) Operating assets ABVPS $653 $904 Run rate growth in ABVPS Mid/high single digits Low single digits Undeployed capital $0.6 billion $3.1 billion 8

Post OneBeacon: Game Plan  Expect to shrink before we grow again  Envision resizing as a $2.0 - $2.5 billion company  Expect to hold $1.0 - $1.5 billion for deployments into new operating businesses  Expect to execute value-adding capital deployments despite tough macro environment  Deployment strategy implies capital distributions of $1.5 - $2.0 billion  Expect to reduce our parent company expense base and shift our human capital 9

Post OneBeacon: Distributions and Deployments ($ in billions) $3.5 $3.1 $3.1 $3.0 $2.5 $2.3 $2.1 $2.0 $1.8 $1.5 $1.3 $1.0 $1.0 $0.8 $0.5 <$0.1 <$0.1 $0.0 [3] [3] [1] 1Q17 2Q17 3Q17 4Q17 1Q18 Capital distributions, cumulative New capital deployments, cumulative Undeployed capital 10

Post OneBeacon: Share Repurchases ($ in millions, except per share amounts) $1,400 $505 $1,231 $1,200 $1,000 $800 $715 $8 $600 Repurchases $400 $200 $3 $- 2Q17 3Q17 4Q17 1Q18 2Q18 tender Total Shares: 3,184 821,842 - 9,965 575,068 1,410,059 Avg. price: $870 $870 - $841 $878 $873 11

Post OneBeacon: Deployments[4] ($ in millions) $600 $100 $548 $500 $9 $28 $13 $125 $400 $300 $273 $200 Capital deployments Capital $100 $- NSM Kudu DavidShield MediaAlpha WMC WMC Total operating strategic businesses investments 12

Themes around Recent Deployments  Fee-based revenue models; no insurance balance sheets  High-quality partners and management teams  Proprietary transactions; not auctions  Generally fair to full prices, but for quality operating businesses  Two “tuck in” acquisitions for existing businesses (MediaAlpha & PassportCard)  Two “platform” acquisitions, with high potential for follow-on deployments (NSM & Kudu)  Seeing good deal flow; remaining selective, flexible and opportunistic 13

Parent Company Expenses ($ in millions) $100 $91 50,000 $82 45,460 $80 40,000 $61 35,275 $60 30,000 26,900 Expenses $40 20,000 LTIP LTIP sharesgranted $20 10,000 $- - 2016 2017 2018 Estimated [5] LTIP value at grant Salary & bonus at target G&A expenses LTIP shares granted Total expense as % of total capital: 2.2% 2.4% 1.9% Compensation as % of total capital: 1.4% 1.6% 1.3% 14

Current Financial Position and Investments

Current Financial Position[6]  Total capital of $3.1 billion, substantially all in common shareholders’ equity  Undeployed capital of $1.3 billion, or 42% of total capital  No parent company financial leverage (available if needed)  Total debt to total capital of 6%  Virtually no traditional insurance liabilities 16

Investments: Philosophy and Approach  Invest for total return  Policyholder funds invested conservatively  Shareholder funds invested more aggressively  Relative to peers, our portfolio generally has: – Shorter duration – Higher equity exposure  Investment decisions take into account broader capital position and corporate needs 17

Investments: Current Context  Context has changed with the sales of OneBeacon, Sirius Group and Symetra  AUM declined from $28 billion at 4Q15 to $2 billion today  Assets are now primarily shareholder funds, with minimal policyholder funds  Reduced and repositioned human resources accordingly  Using passive vehicles where appropriate  Fundamental philosophy has not changed  continue to invest for total return 18

Investments: Portfolio Composition[7] Adjusted ($ in millions) 1Q18 1Q18[8] Fixed income $ 2,097 $ 1,394 Equities 1,199 1,124 Total portfolio $ 3,296 $ 2,518 Duration 2.8 years 3.3 years Credit quality A+ A+ Equity exposure 32% 36% 19

Investments: Performance[9] Quarter Year ended ended 2015 2016 2017 1Q18 Total return on investment portfolio 4.5% 2.5% 7.0% -1.0% ICE BofAML 10YT + 150 bps 2.4% 1.3% 3.6% -2.0% Conventional Wisdom Benchmark[10] 0.8% 4.1% 6.1% -1.3% Fixed income return -0.1% 2.0% 3.0% -1.0% BBG Intermediate U.S. Aggregate Index 1.2% 2.0% 2.3% -1.1% Equity return 22.5% 7.3% 19.8% -0.5% S&P 500 Index 1.4% 12.0% 21.8% -0.8% 20

Operating Companies

Owners’ Capital Per Share at 1Q18[11] WMC strategic investments WMC operating $60 businesses $21 Other $28 Illiquid investments $28 HG Global $209 The "Big Undeployed Five" capital $360 $411 NSM $87 Kudu $40 MediaAlpha $9 PC/DS Total: $908 ABVPS $15 22

HG Global / BAM: Overview  Financial guarantor, insuring only essential public purpose municipal bonds  BAM is a mutual company, owned by its municipality policyholders; BAM provides primary coverage  HG Re is a stock company, 97% owned by WTM; HG Re provides first-loss reinsurance to BAM  WTM invested $603 million in HG Global / BAM in 2012  WTM economics come in two forms: (i) surplus notes interest and (ii) HG Re reinsurance profits  Launched into challenging environment; recent results are improving; plan to “hold and mature” 23

HG Global / BAM: Recent Results  Total premiums[12] of $104 million in 2017, up 35% year over year – Par insured down slightly (-8%) – Total pricing[12] up meaningfully (+46%)  In June 2017, S&P affirmed BAM’s AA Stable rating (and downgraded National to A)  In December 2017, BAM made its first cash payment of surplus note P&I ($5 million)  Total premiums[12] of $13 million in 1Q18, down 56% year over year  New muni issuance down substantially; pricing and market share stable  Expect full year 2018 total premiums to be flat to slightly down (vs. 2017) 24

HG Global / BAM: Market Environment Quarter Year ended ended ($ in billions) 2015 2016 2017 1Q18 Total new municipal bond issuance $ 379 $ 425 $ 413 $ 62 Insured penetration, overall 7% 6% 6% 6% Insured penetration, target market 20% 20% 19% 16% BAM market share (transactions) 47% 46% 46% 55% 10YT (period end) 2.27% 2.45% 2.40% 2.74% AA-A credit spread (average) 10 bps 10 bps 11 bps 13 bps 25

HG Global / BAM: Financial Highlights Quarter Year ended ended ($ in millions, except where stated) 2015 2016 2017 1Q18 Par insured ($ billions) $ 10.6 $ 11.3 $ 10.4 $ 1.3 Total pricing[12] 52 bps 68 bps 99 bps 96 bps Total premiums[12] $ 55 $ 77 $ 104 $ 13 Gross expenses $ 40 $ 43 $ 47 $ 13 S&P RAP 2.35% 3.53% 4.52% 4.41% Claims paying resources $ 601 $ 644 $ 708 $ 709 97% of HG Global's UPR, net of DAC $ 29 $ 49 $ 80 $ 82 P&I outstanding on surplus notes $ 593 $ 611 $ 625 $ 631 P&I paid on surplus notes $ - $ - $ 5 $ - 26

MediaAlpha: Overview  Performance marketing technology company  Provides platform solutions for real-time transactions of customer clicks, calls and leads  Initially focused on auto insurance; has diversified into other “verticals”  WTM acquired 60% of MediaAlpha in 2014; founders/management retained the remaining 40%  Today, WTM owns 62% of the common stock (59% on a fd/fc basis)  Economic model is fee based; MediaAlpha earns a “toll” on all transaction volume it facilitates 27

MediaAlpha: Recent Results  Exciting and transformative year for MediaAlpha  Strong organic growth across all key verticals: – Secular and seasonal return to growth in auto insurance advertising spend – Tuck-in acquisition of Healthplans.com; MediaAlpha now the market leader in health & life insurance  TTM revenue of $223 million[13] at end of 1Q18, up 73% year over year  TTM adjusted EBITDA of $22 million[13] at end of 1Q18, up 148% year over year  2017 cash dividend of $3 million (10% cash yield on net invested capital) 28

MediaAlpha: Financial Snapshot ($ in millions) $250 $24 $223 $225 $22 $199 $20 $200 $175 $17 $16 $150 $125 $117 $12 $106 Revenues $100 $85 Adjusted EBITDA $8 $75 $7 $7 $50 $38 $6 $4 $25 $1 $- $- [14] [13] 2013 2014 2015 2016 2017 1Q18 TTM Revenues - p&c Revenues - health & life Revenues - other Adjusted EBITDA Net invested capital: $28 $27 $16 $22 $31 $29[15] Cumulative distributions: $ - $ 1 $12 $14 $17 $19[15] 29

PassportCard / DavidShield: Overview  Travel and expat medical insurance MGA  Originally launched in Israel; now expanding internationally  Real-time, paperless insurance solution, delivered via debit card technology  Superior customer experience, premium pricing and high “reactivation” rates  WTM acquired 50% of PC in 2015, 50% of DS in 2018; founder/President retains 50% of both businesses  Economic model is commission and fee based (no risk retention) 30

PassportCard / DavidShield: Recent Results  Strong organic growth in the core businesses, driven by travel insurance  TTM controlled premiums of $113 million at end of 1Q18, up 32% year over year  Cashflow generated by core businesses has crossed the $10 million threshold  Reinvesting all free cash flow into international expansion  Launched in Australia in April 2018 (under “TravelCard” brand)  Expect to launch in additional markets over time: Germany, Canada and UK  High-ceiling business; differentiated product in a large and growing global market 31

PassportCard / DavidShield: Financial Snapshot ($ in millions) $120 $113 1.4 $107 1.2 $100 1.2 1.2 $79 1.0 $80 $64 0.8 $60 0.8 0.6 $40 0.5 Customers (millions) Controlled premiums 0.4 $20 0.2 $- - 2015 2016 2017 1Q18 TTM Premiums written Premiums - license/fee arrangements Total customers 32

NSM: Overview  Full-service specialty MGU and program administrator  Specialty lines include collector cars, non-profits, sports and fitness and coastal condo associations  Strong team led by founders/management Geof and Billy McKernan  Economic model is commission-based: roughly 90% base and 10% profit  WTM acquired 95% of the company on May 11; founders/management retained the remaining 5%  NSM purchased Fresh Insurance, a specialized UK personal lines broker, on May 18  Platform business with robust M&A pipeline; 18 acquisitions over past 20 years 33

NSM: Recent Results[16]  TTM controlled premiums of $596 million at end of 1Q18, up 7% year over year  Expect 2018 Bank EBITDA of $35 million; will take time to flow through our GAAP financials  All-in purchase price multiple of +/- 12x – Includes Fresh Insurance acquisition – Financed with roughly four turns of debt ($150 million)  Purchase price multiple will average down over time via – Organic growth – Accretive acquisitions 34

Kudu: Overview  New venture in the asset management sector  Provides capital solutions and advisory services to boutique asset managers – Financing for generational transfers; legacy partner liquidity; MBOs; growth and acquisitions – Structurally-senior minority investments, typically in the form of revenue shares – Target a healthy running cash yield plus an equity kicker  Experienced management team led by Rob Jakacki and Charlie Ruffel  Deal closed in 1Q18, with WTM and Oaktree Capital each committing $125 million of capital  Large target market and robust new deal pipeline 35

What to Expect from Us  More of the same  Patient deployment of capital – In insurance, broader financial services and adjacent sectors – In chunkier “platform” deployments (nine figures and up), typically in control positions – In opportunistic tuck-in and follow-on deployments through current businesses – Acknowledging a continuing “seller’s market” in our core sectors  Focused on growing value per share, over long periods of time; not focused on near-term GAAP results  Adhering to our core operating principles: – Underwriting comes first – Maintain a disciplined balance sheet – Invest for total return – Think like owners 36

Wise Words… 37

Appendices 1. Notes (p. 39) 2. Non-GAAP Financial Measures (p. 40-48)

Notes [1] 1Q18 distributions, deployments and undeployed capital are adjusted to reflect the closing of the $505 million 2Q18 tender offer and $273 million in respect of the NSM acquisition. [2] Total WTM proceeds is adjusted to avoid double counting $0.6 billion of proceeds from the sale of Symetra shares held by Sirius Group. [3] 1Q17 and 2Q17 undeployed capital are adjusted to reflect the OneBeacon transaction as if it closed on 3/31/17 and 6/30/17, respectively. [4] Deployments include unfunded commitments at 3/31/18, including $273 million in respect of the NSM acquisition. [5] LTIP value at grant is the product of the LTIP shares granted in the most recent performance cycle and the ABVPS at the grant date. [6] Total capital, undeployed capital and total debt to total capital are adjusted to reflect the closing of the $505 million 2Q18 tender offer and $273 million in respect of the NSM acquisition. [7] Portfolio composition includes fixed maturity and short-term investments, collectively “fixed income” and common equity securities and other long- term investments, collectively “equities.” Equity exposure is a non-GAAP financial measure. See page 44 for reconciliation. [8] Adjusted 1Q18 reflects the investment portfolio adjusted for the closing of the $505 million 2Q18 tender offer and $273 million in respect of the NSM acquisition. [9] Investment performance is shown on a management basis. Total return on investment portfolio, fixed income return and equity return are non- GAAP financial measures. See p. 43 for reconciliation. [10] The Conventional Wisdom Benchmark is comprised of 85% of the BBG U.S. Aggregate Index return and 15% of the S&P 500 return. [11] Per share values are adjusted to reflect the closing of the $505 million 2Q18 tender offer and $273 million in respect of the NSM acquisition. In addition, per share values are adjusted to reflect all unfunded commitments as if they were fully funded at 3/31/18. [12] BAM total premiums and BAM total pricing include gross written premiums, member surplus contributions collected and the present value of future installment member surplus contributions not yet collected. [13] MediaAlpha TTM revenue and TTM adjusted EBITDA are adjusted to reflect the acquisition of Healthplans.com assets as if it closed on 3/31/17. [14] MediaAlpha 2017 revenues and adjusted EBITDA are adjusted to reflect the acquisition of Healthplans.com assets as if it closed on 1/1/17. [15] MediaAlpha 1Q18 net invested capital and cumulative distributions are adjusted to reflect April 2018 cash distributions. [16] NSM TTM controlled premiums reflects the Fresh Insurance transaction as if it closed on 3/31/17. Bank EBITDA is the combined NSM and Fresh Insurance EBITDA as defined in the NSM bank credit agreement. Estimated 2018 Bank EBITDA reflects the Fresh Insurance transaction as if it closed on 1/1/18. 39

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP book value per share ("BVPS") to adjusted book value per share ("ABVPS") and growth in ABVPS

($ in millions, except per share amounts; shares in thousands)

	2014	3Q15	2015	2016	1Q17 Adj for OneBeacon	2017	1Q18	Adjusted [1] 1Q18
Numerator								
GAAP common shareholders' equity (GAAP BVPS numerator)	$ 3,996	$ 3,736	$ 3,903	$ 3,583	$ 4,101	$ 3,493	$ 3,439	$ 2,934
Equity in net unrealized losses (gains) from Symetra's fixed maturity portfolio, net of applicable taxes	(35)	(6)	-	-	-	-	-	-
Time value of money discount on BAM surplus notes [2]	n/a	n/a	n/a	n/a	n/a	(157)	(154)	(154)
HG Global's unearned premium reserve [2]	n/a	n/a	n/a	n/a	n/a	104	107	107
HG Global's net deferred acquisition costs [2]	n/a	n/a	n/a	n/a	n/a	(24)	(25)	(25)
Adjusted common shareholders' equity	3,961	3,730	3,903	3,583	4,101	3,415	3,367	2,862
Future proceeds from options	-	-	-	30	-	-	-	-
ABVPS numerator	$ 3,961	$ 3,730	$ 3,903	$ 3,612	$ 4,101	$ 3,415	$ 3,367	$ 2,862
Denominator								
Common shares outstanding (GAAP BVPS denominator)	5,986	5,745	5,624	4,564	4,573	3,750	3,753	3,178
Plus: options assumed issued	-	-	-	40	-	-	-	-
Less: unearned restricted common shares	(26)	(31)	(25)	(26)	(35)	(17)	(26)	(26)
ABVPS denominator	5,961	5,714	5,599	4,578	4,538	3,733	3,727	3,152
GAAP book value per share (BVPS)	$ 667	$ 650	$ 694	$ 785	$ 897	$ 931	$ 916	$ 923
Adjusted book value per share (ABVPS)	$ 664	$ 653	$ 697	$ 789	$ 904	$ 915	$ 903	$ 908
Growth in GAAP BVPS, including dividends [3]			4%	13%		19%	-2%	
Growth in ABVPS, including dividends [3]			5%	13%		16%	-1%	

[1] Adjusted to reflect the closing of the $505 million (including expenses) 2Q18 tender offer for 575,068 shares

[2] Amount reflects White Mountains's preferred share ownership of HG Global of 97%

[3] White Mountains declared and paid a $1.00 per share dividend in the first quarter of each period shown

40

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. See table below for comparison of growth in GAAP book value per share and growth in ABVPS over a range of return perids: Return period ended December 31, 2017 Since WTM 1-year 5-year 10-year 20-year IPO (1985) WTM - BVPS 18.8% 9.6% 7.9% 13.5% 14.6% WTM - ABVPS 16.1% 9.4% 7.7% 12.3% 13.9% 41

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value per share ("BVPS") transaction gains to adjusted book value per share ("ABVPS") transaction gains ($ in millions, except per share amounts; shares in thousands) OneBeacon Tranzact Sirius Group Symetra Numerator GAAP comprehensive income from transactions [1] $ 558 $ 82 $ 477 $ 241 Denominator 9/30/2017 6/30/2016 3/31/2016 12/31/2015 Common shares outstanding (GAAP BVPS denominator) 3,750 4,964 5,415 5,624 Plus: options assumed issued - 120 - - Less: unearned restricted common shares (23) (33) (41) (25) Adjusted common shares outstanding (ABVPS denominator) 3,727 5,051 5,374 5,599 GAAP book value per share gain $ 149 $ 16 $ 88 $ 43 Adjusted book value per share gain $ 150 $ 16 $ 90 $ 43 [1] includes amounts recognized in realized gains, tax benefits and other comprehensive income, net of other expenses 42

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP investment returns to total return on investment portfolio, fixed income return and equity return 2015 2016 2017 1Q18 GAAP total return on investment portfolio 3.6% 2.7% 5.6% -1.0% Adjusting items Remove BAM invested assets 0.2% 0.1% 0.4% -0.1% Remove unconsolidated WM Capital operating businesses 0.1% 0.2% 0.4% 0.0% Remove OneBeacon Surplus Notes 0.2% -0.4% 0.0% 0.0% Add investment in Symetra 0.2% 0.0% 0.0% 0.0% All other 0.2% -0.1% 0.6% 0.1% Total return on investment portfolio 4.5% 2.5% 7.0% -1.0% GAAP fixed income return 0.2% 2.4% 3.5% -0.7% Adjusting items Reclass currency forward contract(s) 0.0% 0.0% -0.4% -0.1% Remove BAM invested assets -0.1% 0.1% 0.0% -0.2% All other -0.2% -0.5% -0.1% 0.0% Fixed income return -0.1% 2.0% 3.0% -1.0% GAAP equity return 19.3% 4.3% 12.7% -1.2% Adjusting items Remove unconsolidated WM Capital operating businesses 1.5% 2.0% 2.5% 0.2% Reclass currency forward contract(s) 0.0% 0.1% 1.7% 0.3% Remove OneBeacon Surplus Notes 2.4% -2.3% 0.6% 0.0% Add OneBeacon pension assets -0.4% 0.1% 0.1% 0.0% Add investment in Symetra -3.4% 0.0% 0.0% 0.0% All other 3.1% 3.1% 2.2% 0.2% Equity return 22.5% 7.3% 19.8% -0.5% 43

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP equity exposure to equity exposure ($ in millions) Adjusted 1Q18 1Q18 [2] numerator GAAP common equity securities and other long-term investments $ 1,199 $ 1,124 Remove: certain unconsolidated WM Capital operating businesses (111) (111) Adjusted equities $ 1,088 $ 1,013 denominator Common shareholders' equity (GAAP BVPS denominator) $ 3,439 $ 2,934 Time value of money discount on BAM surplus notes [1] (154) (154) HG Global's unearned premium reserve [1] 107 107 HG Global's net deferred acquisition costs [1] (25) (25) Adjusted shareholders' equity (ABVPS denominator) $ 3,367 $ 2,862 GAAP equity exposure 35% 38% Equity exposure 32% 36% [1] Amount reflects White Mountains's preferred share ownership of HG Global of 97% [2] Adjusted to reflect the closng of the $505 million 2Q18 tender offer and $273 million in respect of the NSM acquisition. 44

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP owners' capital per share to adjusted book value per share ("ABVPS") owners' capital per share

($ in millions, except per share amounts; shares in thousands)

	1Q18 Carrying Value					Value per share		
	GAAP Book Value	adjustments	Adjusted Book Value	adjustments	Adjusted for 2Q18 tender	GAAP	Adjusted Book Value	Adjusted for 2Q18 tender
Undeployed capital	$ 1,800	$ -	$ 1,800	$ (505)	$ 1,295	$ 480	$ 483	$ 411
HG Global	731	(73) [1]	660	-	660	195	177	209
NSM	-	273 [2]	273	-	273	-	73	87
Kudu	-	125 [2]	125	-	125	-	34	40
MediaAlpha	27	-	27	-	27	7	7	9
PassportCard / DavidShield	49	-	49	-	49	13	13	15
The "Big Five":	807	326	1,134	-	1,134	215	304	360
WMC strategic investments	78	110 [2]	188	-	188	21	50	60
WMC operating businesses	59	9 [2]	68	-	68	16	18	21
Other	630	(540) [2]	91	-	90	168	24	28
Illiquid investments	64	23 [2]	87	-	87	17	23	28
Total	$ 3,439	$ (73)	$ 3,367	$ (505)	$ 2,862	$ 916	$ 903	$ 908
GAAP common shares outstanding						3,753	3,753	3,753
Unearned restricted shares						-	(26)	(26)
Impact of 2Q18 tender offer						-	-	(575)
Value per share, denominator						3,753	3,727	3,152

[1] For adjusted book value, GAAP book value per share is adjusted (i) to include a discount for the time value of money arising from the expected timing of cash payments of principal and interest on the BAM surplus notes and (ii) to add back the unearned premium reserve, net of deferred acquisition costs, at HG Global. See MD&A in the 1Q18 Form 10Q for "Adjusted Book Value Per Share".

[2] For GAAP book value purposes, unfunded commitments are included in Other. For presentation purposes unfunded commitments are allocated to the respective business/investment.

45

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of BAM GAAP total premiums to total premiums and BAM GAAP total pricing to total pricing ($ in millions, unless otherwise noted) 2015 2016 2017 1Q18 GAAP total gross written premiums and member surplus contributions $ 55 $ 77 $ 101 $ 11 Present value of future installment member surplus contributions not yet collected - - 3 1 Total premiums $ 55 $ 77 $ 104 $ 13 Total gross par value of market policies issued ($ billions) $ 10.6 $ 11.3 $ 10.4 $ 1.3 GAAP total pricing 52 bps 68 bps 96 bps 87 bps Total pricing 52 bps 68 bps 99 bps 96 bps 46

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of MediaAlpha's GAAP net income (loss) to adjusted EBITDA

($ in millions)

	2013 [1]	2014 [1]	2015	2016	2017	Adjusted [2] 2017	1Q18	Adjusted [3] 1Q18 TTM
Advertising and commission revenues	$ 38	$ 85	$ 106	$ 117	$ 163	$ 199	$ 70	$ 223
Cost of sales	(33)	(74)	(91)	(98)	(136)	(163)	(57)	(182)
Gross profit	5	11	15	19	27	36	13	41
Other revenue	-	-	-	-	-	-	2	2
General and administrative expenses	(4)	(5)	(8)	(12)	(16)	(19)	(11)	(27)
Amortization of other intangible assets	-	-	(8)	(10)	(10)	(11)	(3)	(12)
Interest expense	-	-	(1)	(1)	(1)	(1)	(1)	(1)
GAAP pre-tax income (loss)	1	6	(2)	(4)	-	5	-	3
Income tax expense	-	-	-	-	-	-	-	-
GAAP net income (loss)	$ 1	$ 6	$ (2)	$ (4)	$ -	$ 5	$ -	$ 3
Add back:								
Non-cash equity-based compensation expense	$ -	$ -	$ -	$ -	$ -	$ -	$ 6	$ 6
Interest expense	-	-	1	1	1	1	1	1
Income tax expense	-	-	-	-	-	-	-	-
General and administrative expenses - depreciation	-	-	-	-	-	-	-	-
Amortization of other intangible assets	-	-	8	10	10	11	3	12
Adjusted EBITDA	$ 1	$ 6	$ 7	$ 7	$ 11	$ 17	$ 10	$ 22

[1] reflects MediaAlpha full year results excluding purchase accounting adjustments. WTM acquired 60% of MediaAlpha in March 2014.

[2] reflects the acquisition of Healthplans.com assets as if it closed on January 1, 2017.

[3] reflects the acquisition of Healthplans.com assets as if it closed on March 31, 2017.

47

White Mountains

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of NSM's estimated 2018 GAAP net income to estimated 2018 Bank EBITDA ($ in millions) Estimate 2018 [1] Net revenue $ 110 General and administrative expenses (77) Amortization and depreciation (19) Interest expense (10) GAAP pre-tax income 4 Income tax expense (2) GAAP net income $ 2 Add back: Amortization and depreciation $ 19 Interest expense 10 Income tax expense 2 EBITDA 33 Bank financing adjustments 2 Bank EBITDA $ 35 [1] NSM Estimate 2018 reflects the Fresh Insurance transaction as if it closed on 1/1/17. 48